SUMMARY PROSPECTUS	OCTOBER 28, 2010

Quaker Long-Short Tactical Allocation Fund

Tickers: Class A QLSAX, Class C QLSCX, Class I QLSIX

Before you invest, you may want to review the Fund’s Prospectus, which contains information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated October 28, 2010, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus and other information about the Fund online at www.quakerfunds.com/prospectuses. You can also get this information at no cost by calling 800-220-8888 or by sending an e-mail request to fundinfo@quakerfunds.com.

INVESTMENT OBJECTIVES

The Quaker Long-Short Tactical Allocation Fund (the “Fund”) seeks to provide long-term growth of capital.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Quaker Funds. More information about these and other discounts is available from your financial professional and in the “Reduction or Waiver of Front-End Sales Charges” section on page 42 of the Fund’s Prospectus and in the “Shareholder Information” section on page 50 of the Trust’s Statement of Additional Information (“SAI”).

Shareholder Fees
(fees paid directly			Institutional
from your investment)	Class A	Class C	Class

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	5.50%	NONE	NONE

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.70%	1.70%	1.70%

Distribution (12b-1) Fees	0.25%	1.00%	NONE

Other Expenses	2.66%	2.66%	2.66%

Total Annual Fund Operating Expenses	4.61%	5.36%	4.36%

EXPENSE EXAMPLES

The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One	Three	Five	Ten
	Year	Years	Years	Years

CLASS A	$986	$1,865	$2,750	$4,992

CLASS C	$535	$1,599	$2,656	$5,265

INSTITUTIONAL CLASS	$437	$1,321	$2,215	$4,502

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 2474.30% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To achieve its investment objective, the Fund’s investment sub-adviser, Rock Canyon Advisory Group, Inc. (the “Sub-adviser”), will, under normal market conditions, employ the following strategies:

•	Equity Securities. The Fund invests in equity securities and engages in short selling of equity securities as a hedge against adverse market conditions.

•	Common Stock. When the Fund invests in common stocks of individual companies, it will generally invest in companies within specific sectors (e.g., retail, consumer staples, technology) and within those sectors, specific styles (e.g., small-capitalization value, large-capitalization

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Quaker Long-Short Tactical Allocation Fund

growth) that the Sub-adviser’s proprietary sector and style models indicate have the greatest potential for upward price movement. The models measure various characteristics such as price-to-earnings ratio, market capitalization and price momentum.

•	Exchange Traded Funds. The Fund may take long and short positions in exchange-traded funds (“ETFs”) such as Standard & Poor’s Depositary Receipts (commonly referred to as SPDRs) and the NASDAQ 100 tracking stock (NASDAQ Symbol QQQQ). The Fund will use these instruments to increase exposure to sectors the Sub-adviser’s model indicates have the greatest potential for upward price movement, and to decrease exposure to sectors the Sub-adviser’s model indicates have the greatest potential for downward price movement.

•	Short Sales. The Fund may invest up to 50% of its assets in short sales at any given time.

•	Portfolio Turnover. The Fund employs an aggressive strategy of portfolio trading to respond to changes in the marketplace; therefore the Fund will have a portfolio turnover rate that is significantly higher than other mutual funds.

•	Smaller Companies. The Fund invests in companies with market capitalizations of less than $3.1 billion.

•	Tactical Allocation. Because the Fund is a tactical allocation fund, the assets of the Fund will shift on a short-term basis to take advantage of perceived differences in relative values of the various asset classes. The Fund will tactically allocate capital among a diverse range of trading strategies and markets, wherever the portfolio manager perceives opportunity.

The Fund’s portfolio is allocated among equity asset and style classes and between securities it holds long and sells short, based on the Sub-adviser’s assessment of overall market direction.

PRINCIPAL INVESTMENT RISKS

As with all mutual funds, there is the risk that you could lose money on your investment in the Fund. The following risks could affect the value of your investment:

•	Equity Securities Risk. Equity securities tend to be more volatile than other investment choices. The value of an individual company can be more volatile than the market as a whole. This volatility affects the value of the Fund’s shares.

•	Common Stock Risk. Common stock risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence or instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.

•	Exchange Traded Funds Risk. The Fund will indirectly bear its proportionate share of any fees and expenses paid by ETFs in which it invests in addition to the fees and expenses payable directly by the Fund. Therefore, the Fund will incur higher expenses, many of which may be duplicative.

•	Short Selling Risk. Positions in shorted securities are speculative and more risky than long positions. Such investments involve the risk of an unlimited increase in the market price of the security sold short, which could result in a theoretically unlimited loss. Short sale strategies are often categorized as a form of leveraging or speculative investment. The use of leverage may multiply small price movements in securities into large changes in value. As a result of using leverage, the Fund’s share price may be more volatile than if no leverage were used.

•	Portfolio Turnover Risk. Because the Fund has very high portfolio turnover, it will incur significant additional costs due to greater brokerage commission expenses (and dealer spreads built into the cost of the securities) than those incurred by a fund with a lower portfolio turnover rate. These additional expenses will substantially reduce the Fund’s total return, and the Fund therefore must significantly outperform the market in order to generate a return comparable to market returns. The higher portfolio turnover rate may result in the realization for federal income tax purposes of additional net capital gains, which also may result in substantial ordinary income to shareholders and negatively affect the Fund’s after-tax performance.

•	Small-Cap Company Risk. Investing in small companies, even indirectly, may involve greater volatility than investing in larger and more established companies. Small companies may have limited product lines, markets or financial reserves and their management may be dependent on a limited number of key individuals. Securities of those companies may have a limited market liquidity, and their prices may be more volatile.

•	Non-Diversification Risk. The Fund is not a “diversified” fund, which means the Fund may allocate its investments to a relatively small number of issuers or to a single industry, making it more susceptible to adverse developments of a single issuer or industry. As a result, investing in the Fund is potentially more risky than investing in a diversified fund that is otherwise similar to the Fund.

•	Management Risk. The Fund is subject to management risk because it is an actively managed investment portfolio.

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The Sub-adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result. The strategy used by the Sub-adviser may entail more risk than other stock funds.

PAST PERFORMANCE

The bar chart below displays the annual return of the Fund over the lifetime of the Fund. The bar chart also illustrates the variability of the performance from year to year and provides some indication of the risks of investing in the Fund. Fund performance shown does not reflect Class A Shares sales charges. Performance would be lower if sales charges were included. Past performance does not guarantee or predict future results.

Annual Total Returns — Class A Shares as of December 31, 2009(1)

Highest Performing Quarter:	34.90	% in 2nd quarter of 2003
Lowest Performing Quarter:	–14.91	% in 3rd quarter of 2008

The Fund’s cumulative year-to-date return through September 30, 2010 was –3.03%.

The table shows the risks of investing in the Fund by illustrating how the average annual returns for one-year, five-years and life-of-class for each class of the Fund before taxes compare to those of a broad-based securities market index. In addition, after-tax returns are presented for Class A Shares of the Fund. The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for the other classes of shares will vary from the Class A Shares after-tax returns shown. Past performance (before and after taxes) is not an indication of future results. Updated performance information for the Fund is available on the Trust’s website at www.quakerfunds.com or by calling toll-free 888-220-8888.

Average Annual Total Returns as of December 31, 2009

	1 Year	5 Years	Lifetime

Class A Return Before Taxes (Inception Date: December 31, 2002)	–19.36%	–6.15%	3.32%

Class A Return After Taxes on Distributions	–19.36%	–7.01%	1.05%

Class A Return After Taxes on Distributions and Sale of Fund Shares	–12.59%	–5.52%	1.69%

Class C Return Before Taxes (Inception Date: June 16, 2009)	N/A	N/A	–21.99%

Institutional Class Return Before Taxes (Inception Date: June 16, 2009)	N/A	N/A	–21.52%

S&P 500® Total Return Index	26.46%	0.42%	5.52%

(1)	Performance information prior to June 15, 2009 represents that of the Top Flight Long-Short Fund (the “Top Flight Fund”), a series of the Rock Canyon Funds. On June 15, 2009, the Top Flight Fund was reorganized into the Fund (the “Reorganization”). Prior to the Reorganization, the Fund had no assets or liabilities. The Fund has investment objectives, strategies, and policies substantially similar to those of the Top Flight Fund, which was advised by the Fund’s sub-adviser, Rock Canyon Advisory Group, Inc.

INVESTMENT ADVISER

Quaker Funds, Inc. (the “Adviser”) serves as investment adviser to the Fund.

SUB-ADVISER AND PORTFOLIO MANAGER

Rock Canyon Advisory Group, Inc. (the “Rock Canyon”), serves as investment sub-adviser to the Fund.

The following individuals are responsible for the day-to-day management of the Fund’s portfolio:

Jonathan Ferrell, founder, President and Manager of Rock Canyon, is a Portfolio Manager, and has been responsible for the day-to-day management of the Fund’s portfolio since 2002.

Todd Draney, Vice President and Manager of Rock Canyon, is a Portfolio Manager, and has been responsible for the day-to-day management of the Fund’s portfolio since 2009.

PURCHASE AND SALE OF FUND SHARES

You may purchase or redeem Fund shares on any business day by mail or by wire transfer, upon completion of an account application (Quaker Investment Trust, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701). Investors who wish to purchase or redeem Fund shares through a financial services professional should contact the financial services professional directly.

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The minimum initial and subsequent investment amounts are shown below:

Minimum Investments for Class A and C Shares

	Minimum	Minimum
	Investment to	Subsequent
Type of Account	Open Account	Investments

Regular	$2,000	$100

IRAs	$1,000	$100

The minimum investment for Institutional Class Shares is $1 million, although the Adviser has the ability to waive the minimum investment for Institutional Class Shares at its discretion.

TAX INFORMATION

The dividends and distributions you receive from the Fund are taxable and will generally be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

A current Statutory Prospectus and Statement of Additional Information, both dated October 28, 2010, have been filed with the SEC and are incorporated by reference into this Summary Prospectus. The Statutory Prospectus, Statement of Additional Information and annual and semi-annual reports are also available, free of charge, on the Trust’s website at www.quakerfunds.com.

QKSULS 102010

Quaker Investment Trust
c/o U.S. Bancorp Fund Services, LLC
PO Box 701
Milwaukee, WI 53201-0701

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